UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2008

InterDigital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11152	23-1882087
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-878-7800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective as of November 17, 2008, each of the following named executive officers of InterDigital, Inc. (the "Company") entered into an amendment to his employment agreement with the Company in order to clarify certain provisions’ exemption from or compliance with final regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended ("409A"): (i) William J. Merritt, president and chief executive officer; (ii) Scott A. McQuilkin, chief financial officer; (iii) Mark A. Lemmo, Sr., executive vice president, business development and product management; and (iv) Lawrence F. Shay, executive vice president of intellectual property and chief intellectual property counsel. Each such amendment provides that:

(A) all amounts payable as a tax gross-up under the employment agreement shall be paid as soon as practicable, but in no event later than the end of the calendar year following the calendar year in which the named executive officer pays the taxes subject to the gross-up provision;

(B) in the event any amounts payable to the named executive officer by reason of his termination of employment are determined to constitute payments of "nonqualified deferred compensation," as that term is used for purposes of 409A, and such amounts would be payable before the six-month anniversary of his termination of employment, then payment of such amounts shall be delayed until the first business day following such six-month anniversary of the named executive officer’s termination of employment; and

(C) the named executive officer shall not be considered to have terminated employment for "good reason," as that term is defined in the employment agreement, unless: (1) the named executive officer provides notice to the Company within ninety days of the initial existence of the basis for his claim to have Good Reason to terminate his employment, (2) the Company must have failed to remedy the condition that is claimed to constitute Good Reason within thirty days of receiving such notice, and (3) the named executive officer’s subsequent termination of employment must actually occur no more than two years following the initial existence of the basis for his claim to have "good reason" to terminate his employment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterDigital, Inc.

November 17, 2008	By:	Steven W. Sprecher

Name: Steven W. Sprecher
Title: General Counsel, Secretary and Government Affairs Officer